SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

 FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported: July 18, 2022

CANNAGISTICS, INC.

 (Exact name of registrant as specified in charter)

Delaware	000-55711	86-3911779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Motor Parkway, Suite 401 Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-787-8455

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange.

Item 8.01 Other Events.

On July 18, 2022, the Registrant notified FINRA that it was no longer pursuing the Change in Corporate Actions, involving a name change, trading symbol change and reverse split of its common stock, as the Registrant determined that it was not in the best interests of the Registrant at this time.

On August 16, 2022, the Registrant filed a Request to Withdraw the previously filed Offering Statement on Form 1-A, as amended, as it had determined that it was not in the best interest of the Registrant to continue with the Offering at this time.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannagistics, Inc.

Date: August 23, 2022	By:	/s/ James W. Zimbler
James W. Zimbler, President

3